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		   SECURITIES AND EXCHANGE COMMISSION
			Washington, D. C.   20549


				FORM 8-K


			     CURRENT REPORT

		   Pursuant to Section 13 or 15(d) of
		  The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23, 2001
						 ------------

Commission File Number 0-5544

			OHIO CASUALTY CORPORATION
	 (Exact name of registrant as specified in its charter)

				   OHIO
     (State or other jurisdiction of incorporation or organization)

				 31-0783294
		    (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				    45014
				  (Zip Code)

				(513) 603-2400
			(Registrant's telephone number)


				Not Applicable
	  (Former name or former address, if changed since last report)





			    Exhibit Index - Page 3

			      Page 1 of 3 Pages
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ITEM 5.  OTHER EVENTS
------   ------------

On May 23, 2001, Ohio Casualty Corporation announced the appointment of Edward T. Roeding as a director of its board, effective May 17, 2001.

A copy of the press release issued by Ohio Casualty Corporation on May 23, 2001, concerning the appointment is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

On June 11, 2001, Ohio Casualty Corporation announced a new Corporate Strategic Plan. This Plan is designed to meet the Corporation's long-term financial objectives and improve its financial performance significantly in the next two-and-one-half years.

A copy of the press release issued by Ohio Casualty Corporation on June 11, 2001, announcing the new strategic plan is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

	 Exhibit No.     Description
	 ----------      -----------

	    99.1 Press release dated May 23, 2001, announcing the appointment of Edward T. Roeding to the Corporation's Board of Directors.

	    99.2 Press release dated June 11, 2001, announcing the details of the Corporation's new strategic plan.






			       Page 2 of 3 Pages

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				   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				      OHIO CASUALTY CORPORATION
				      -------------------------
					      (Registrant)



June 18, 2001                         /s/ Dan R. Carmichael
				      --------------------------------
				      Dan R. Carmichael, President and
				      Chief Executive Officer






				EXHIBIT INDEX


			  Current Report on Form 8-K
			      Dated May 23, 2001


Exhibit No.             Description
----------              -----------

   99.1 Press release dated May 23, 2001, announcing the appointment of Edward T. Roeding to the Corporation's Board of Directors.

   99.2 Press release dated June 11, 2001, announcing the details of the Corporation's new strategic plan.




			      Page 3 of 3 Pages